UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                            ____________________

                                 FORM 8-K

                              CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934




                               April 9, 2003
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               Date of report (Date of earliest event reported)



                            Minden Bancorp, Inc.
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              (Exact Name of Registrant as Specified in Charter)


     United States                    000-49882               13-4203146
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(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
of Incorporation)                                        Identification No.)


415 Main Street, Minden, Louisiana                             71058
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(Address of Principal Executive Offices)                    (Zip Code)


                                (318) 377-0523
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            (Registrant's telephone number, including area code)


                               Not Applicable
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      (Former Name or Former Address, if Changed Since Last Report)




ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits

               The following exhibit is filed herewith.


          Exhibit Number           Description
          --------------           -----------

              99.1           Press Release dated April 9, 2003



ITEM 9.   Regulation FD Disclosure

     On April 9, 2003, Minden Bancorp, Inc. (the "Company") announced the initiation of a quarterly cash dividend policy and declaration of its first cash dividend.

     For additional information, reference is made to the Company's press release dated April 9, 2003 which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.





















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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 MINDEN BANCORP, INC.



Date: April 9, 2003         By:  /s/ A. David Evans
                                 -------------------------------------
                                 A. David Evans
                                 President and Chief Executive Officer

























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